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BlackRock Income Trust, Inc. (BKT) Announces Results of its Over-subscribed Rights Offering

New York, October 20, 2025 - BlackRock Income Trust, Inc. (NYSE: BKT) (the “Fund”) today announced the successful completion of its transferable rights offer (the “Offer”) which expired on October 20, 2025 (the “Expiration Date”). The Offer entitled rights holders to subscribe for up to an aggregate of 8,097,238 shares of the Fund’s common stock, par value of $0.01 per share (each, a “Common Share”). The final subscription price of $10.76 per Common Share was determined based upon the formula equal to 90% of the net asset value as of 10/20/2025.

As a result of high investor demand, the Offer was over-subscribed, and the Fund will exercise the over-subscription privilege. Pursuant to the over-subscription privilege, shareholders of the Fund as of September 29, 2025 (the “Record Date”) who fully exercised all rights issued to them were able to subscribe at the price indicated above, subject to certain limitations and allotment, for any additional Common Shares which were not subscribed for by other holders of rights. The shares subscribed for pursuant to the over-subscription privilege of the Offer will be allocated pro-rata among those fully exercising Record Date shareholders who oversubscribed based on the number of rights originally issued to them by the Fund. The Fund will return to those investors that submitted over-subscription requests the full amount of their excess payments as soon as practicable.

“We want to thank all the shareholders that have invested in the Fund for access to quality fixed income exposure and high monthly income. Launched back in 1988, BKT was BlackRock’s first closed-end fund. Today, agency mortgage-backed securities continue to offer diversification benefits and we believe investors will be rewarded from this fresh injection of capital used to lock in attractive yield opportunities.” – Matthew Kraeger and Nick Kramvis, Portfolio Managers for the Fund.

The Offer is expected to result in the issuance of more than 8 million Common Shares (including Common Shares subscribed pursuant to the over-subscription privilege and notices of guaranteed delivery), resulting in anticipated proceeds to the Fund of approximately $87.1 million. The Fund will receive the entire proceeds of the Offer since BlackRock Advisors, LLC, the Fund’s investment adviser, has agreed to pay all expenses related to the Offer. The Fund intends to invest the proceeds of the Offer in accordance with its investment objective and policies.

Shares issued pursuant to the Offer will be entitled to receive the monthly distribution expected to be payable in November.

The information in this press release is not complete and is subject to change. This document is not an offer to sell any securities and is not soliciting an offer to buy any securities in any jurisdiction where the offer or sale is not permitted. This document is not an offering, which can only be made by a prospectus. Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. The Fund’s prospectus supplement and accompanying prospectus will contain this and additional information about the Fund and additional information about the Offer, and should be read carefully before investing.

About BlackRock

BlackRock’s purpose is to help more and more people experience financial well-being. As a fiduciary to investors and a leading provider of financial technology, we help millions of people build savings that serve them throughout their lives by making investing easier and more affordable. For additional information on BlackRock, please visit www.blackrock.com/corporate.

Availability of Fund Updates

BlackRock will update performance and certain other data for the Fund on a monthly basis on its website in the “Closed-end Funds” section of www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Fund. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website in this release.

Forward-Looking Statements

This press release, and other statements that BlackRock or the Fund may make, may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act, with respect to the Fund’s or BlackRock’s future financial or business performance, strategies or expectations. Forward-looking statements are typically identified by words or phrases such as “trend,” “potential,” “opportunity,” “pipeline,” “believe,” “comfortable,” “expect,” “anticipate,” “current,” “intention,” “estimate,” “position,” “assume,” “outlook,” “continue,” “remain,” “maintain,” “sustain,” “seek,” “achieve,” and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “may” or similar expressions.

BlackRock cautions that forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made, and BlackRock assumes no duty to and does not undertake to update forward-looking statements. Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance.

With respect to the Fund, the following factors, among others, could cause actual events to differ materially from forward-looking statements or historical performance: (1) changes and volatility in political, economic or industry conditions, the interest rate environment, foreign exchange rates or financial and capital markets, which could result in changes in demand for the Fund or in the Fund’s net asset value; (2) the relative and absolute investment performance of the Fund and its investments; (3) the impact of increased competition; (4) the unfavorable resolution of any legal proceedings; (5) the extent and timing of any distributions or share repurchases; (6) the impact, extent and timing of technological changes; (7) the impact of legislative and regulatory actions and reforms, and regulatory, supervisory or enforcement actions of government agencies relating to the Fund or BlackRock, as applicable; (8) terrorist activities, international hostilities, health epidemics and/or pandemics and natural disasters, which may adversely affect the general economy, domestic and local financial and capital markets, specific industries or BlackRock; (9) BlackRock’s ability to attract and retain highly talented professionals; (10) the impact of BlackRock electing to provide support to its products from time to time; and (11) the impact of problems at other financial institutions or the failure or negative performance of products at other financial institutions.

Annual and Semi-Annual Reports and other regulatory filings of the Fund with the Securities and Exchange Commission (“SEC”) are accessible on the SEC’s website at www.sec.gov and on BlackRock’s website at www.blackrock.com, and may discuss these or other factors that affect the Fund. The information contained on BlackRock’s website is not a part of this press release.

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